Exhibit 99.2
Investor Presentation

Beneficial Mutual Bancorp, Inc. (MHC)
NASDAQ: BNCL
February 4, 2010

Safe Harbor Statement This presentation may contain projections and other “forward-looking statements” within the meaning of the federal securities laws. These statements are not historical facts, rather statements based on the current expectations of Beneficial Mutual Bancorp, Inc. (the “Company”) regarding its business strategies, intended results and future performance. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions. Management’s ability to predict results or the effect of future plans or strategies is inherently uncertain. Factors that could affect actual results include interest rate trends, the general economic climate in the market area in which the Company operates, as well as nationwide, the Company’s ability to control costs and expenses, competitive products and pricing, loan delinquency rates, changes in federal and state legislation and regulation and other factors that may be described in the Company’s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other required filings. These factors should be considered in evaluating the forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update any forward-looking statements. This presentation includes interim and unaudited financials, which are subject to further review by the Company’s independent accountants.

Beneficial Mutual Bancorp, Inc. -Company Profile
• Holding Company for Beneficial Bank
– Founded in 1853
– Oldest and largest bank headquartered in Philadelphia
– 68 branches
• 38 in Pennsylvania
• 30 in New Jersey
• IPO Date: July 2007
• Ticker: BNCL
• Website: www.thebeneficial.com
• Acquired FMS Financial Corp. in July 2007
• 5th largest publicly traded MHC in U.S.
– Market Cap.: $744 million
– Average Daily Volume: 116,883 shares
– Assets: $4.7 billion
– Deposits: $3.5 billion
– Loans: $2.8 billion

Branch Map
Current Branches
Planned Branches

Total Assets ($mm)
$2,392 $2,300
$3,558
$4,002
$4,674
$2,333
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
$5,000
2004 2005 2006 2007 2008 2009

Credit Culture
• Disciplined underwriting through all credit cycles
• No subprime lending
• Portfolio lender
• Diverse portfolio
– Commercial
– Consumer
– Residential
• In-market lender and local decision maker
• Proactive risk management
• Enhanced credit infrastructure
– Chief Credit Officer
– Workout specialist

$1,733 $1,689
$2,121
$2,425
$2,790
$1,575
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
Loans ($mm)
2004 2005 2006 2007 2008 2009

Loan Mix
CRE
32.5%
1 - 4 family
21.2%
Home Equity
15.0%
C&I
13.2%
Consumer
18.0%
December 31, 2009
Consumer
18.2%
C&I
18.8%
Home Equity
11.2%
1 - 4 family
23.7%
CRE
28.1%
December 31, 2008

Credit Quality
0.14% 0.15% 0.15%
2.45%
1.00%
0.35% 0.16%
0.00%
1.00%
2.00%
3.00%
2003 2004 2005 2006 2007 2008 2009
1.09%
0.99% 1.03%
1.10%
1.64%
1.52%
1.13%
0.90%
1.10%
1.30%
1.50%
1.70%
2003 2004 2005 2006 2007 2008 2009
Non-Performing Assets / Total Assets*
Loan Loss Reserves / Gross Loans
(*) Excludes accruing loans past due 90 days or more
Source: SNL Financial 9

Relationship Banking
• Education-based sales environment
• Experienced leadership team with established track record
• Enhanced bundled product offerings to grow and strengthen
targeted relationships
• Focused and consistent business development activities
• Expanded cash management services to attract larger
commercial relationships
• Specialization in Government Banking
• Concentration on anchoring relationships through cross referrals

$1,666 $1,678
$2,465
$2,742
$3,509
$1,609
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
Deposits ($mm)
2004 2005 2006 2007 2008 2009

Deposit Mix
Non-
Interest
Bearing DDA
8.3%
Savings and
Money
Market
33.9%
Time
38.0%
Interest
Checking
19.9%
Non-
Interest
Bearing DDA
6.9%
Savings and
Money
Market
34.1%
Time
27.0%
Interest
Checking
32.0%
December 31, 2009 December 31, 2008

Capital
11.6% 11.6%
17.4%
11.6% 11.3%
11.9%
12.2%
13.6%
15.3%
11.5%
11.1%
12.3%
14.1%
11.5%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
18.0%
20.0%
2003 2004 2005 2006 2007 2008 2009
Total Equity / Total Assets Tangible Equity / Tangible Assets

Beneficial Insurance Services, LLC
• Acquired Paul Hertel & Co. and CLA Agency, Inc.
• >$100 million in premium volume
• Top ten “Up and Coming” bank-owned agencies
– (The Bank Insurance Market Research Group)
• Experienced and innovative management team
• Diverse lines of business, products and insurance providers
• Niche marketer with exclusive programs
• Formalized cross-selling process
• Positioned to benefit from a recovery of the current soft
insurance market

Beneficial Advisors, LLC
• Experienced management with successful track record
• Grew from 3 to 13 advisors since 2007
• Client centered and solution driven sales process
– Life events approach
• New 401(k) and retirement plan initiatives
• Open architecture investment management platform
– Independent non-biased product offerings
• Integrated sales model designed to grow core deposits

Historical Income Statement
Year Ended
(Dollar Values in Thousands) 2004 2005 2006 2007 2008 2009
Net Interest Income $66,137 $65,728 $64,430 $84,120 $114,011 $127,342
Provision (2,400) (1,703) (1,575) (2,470) (18,901) (15,697)
Non-Interest Income 3,168 10,862 10,531 13,372 23,604 26,847
Non-Interest Expense (50,577) (56,961) (59,439) (101,032) (98,303) (119,866)
Pre-Tax Earnings 16,328 17,926 13,947 (6,010) 20,411 18,626
Tax Expense (4,704) (4,728) (2,322) 4,465 (3,865) (1,537)
Reported Net Income $11,624 $13,198 $11,625 ($1,545) $16,546 $17,089
Adjustment for Charitable Foundation Expense (After Tax) 6,495
Adjustment for Reduction In Force (After Tax) 2,539
Pension Curtailment for Defined Benefit Plan (After Tax) (4,738)
Adjusted Net Income $11,624 $13,198 $11,625 $7,489 $11,808 $17,089
Adjusted ROAA 0.51% 0.56% 0.49% 0.26% 0.31% 0.40%

3.17% 3.28%3.33% 2.87%2.90% 3.03% 3.18%3.10% 3.28% 3.44% 3.14% 3.08% 2.00% 2.20% 2.40% 2.60% 2.80% 3.00% 3.20% 3.40% 3.60% 2004 2005 2006 2007 2008 2009 BNCL Peers Historical Performance Ratios 0.45% 0.51% 0.61% 0.42%0.41% 0.23% 0.72% 0.69%0.77% 0.64% 0.66%0.62% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 2004 2005 2006 2007 2008 2009 BNCL Peers Non-Interest Income / Average Assets^ 2.40% 2.51% 2.07% 2.17% 2.22% 3.48% 2.60% 2.77% 2.20% 2.27%2.25% 2.67% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2004 2005 2006 2007 2008 2009 BNCL Peers Non-Interest Expense / Average Assets+ (*) Peer group includes selected east coast financial institutions with deposits between $1.5 and $11.0 billion (^) Excludes realized gains and losses on securities (+) NIE / AA includes one-time costs associated with 2007 company transition Source: Company; SNL Financial Net Interest Margin 17 * * *

Peer Comparison
Tangible Equity / Tangible Assets Total Risk-Based Capital Ratio
7.9%
11.1%
BNCL Peers
13.3%
16.7%
BNCL Peers
As of December 31, 2009
(*) Peer group includes Selected east coast financial institutions with deposits between $1.5 and $11.0 billion
Source: Company; SNL Financial 18

Valuation Analysis
Note: BNCL excluded from median calculation
Pricing data as of February 3, 2010
Source: SNL Financial
Price /
Fully
Total Converted Core Dividend
Assets TBV TBV Assets Deposits Deposits Revenue Yield
Company State Ticker ($mm) (%) (%) (%) (%) (%) (x) (%)
TFS Financial Corporation (MHC) OH TFSL 10,728 220 89 36.7 45.7 58.3 13.2 2.19
Capitol Federal Financial (MHC) KS CFFN 8,404 273 100 28.7 57.1 67.6 11.8 6.14
Investors Bancorp, Inc. (MHC) NJ ISBC 8,358 149 89 16.1 23.0 28.1 6.5 0.00
Northwest Bancorp, Inc. (MHC) PA NWBI 8,025 290 111 15.7 22.4 23.3 4.5 3.51
Beneficial Mutual Bancorp, Inc. (MHC) PA BNCL 4,674 157 95 15.9 21.2 22.6 4.8 0.00
ViewPoint Financial Group (MHC) TX VPFG 2,350 186 95 15.3 20.7 27.9 5.1 1.39
Kearny Financial Corp. (MHC) NJ KRNY 2,203 173 80 30.0 44.1 56.2 11.8 2.09
Wauwatosa Holdings, Inc. (MHC) WI WSBF 1,908 37 30 3.3 5.3 6.8 1.2 0.00
Oritani Financial Corp. (MHC) NJ ORIT 2,007 187 80 24.0 39.8 48.9 8.6 2.31
Rockville Financial, Inc. (MHC) CT RCKB 1,564 122 75 11.2 15.6 18.0 3.5 2.13
Median 2,350 186 89 16.1 23.0 28.1 6.5 2.13

Stock Price Performance (Since BNCL IPO)
20% 30% 40% 50% 60% 70% 80% 90% 100% 110% 120% 130%
07/07 09/07 12/07 02/08 04/08 07/08 09/08 11/08 02/09 04/09 07/09 09/09 11/09 02/10
BNCL SNL Thrift MHC Index SNL Mid Cap Bank & Thrift Index
As of February 3, 2010
Source: SNL Financial 20

2010 Priorities
• Financial Responsibility
– Educating customers to do the right thing financially
– Re-engineered website
• Capital Allocation
– Continued fundamental organic growth
– Opportunistic acquisitions
• Enhanced Risk Management
– Centralized credit review and approval process
– Internal control self-assessment
• Niche marketing
– Government Banking
– Alternative Energy Financing
• Branch Network Optimization Opportunities